Supplement to the
Fidelity® Balanced Fund
Class K
October 30, 2023
Summary Prospectus
The following information replaces similar information found in the “Fund Summary” section under the “Investment Objective” heading.
Fidelity® Balanced Fund seeks both income and capital growth.
The following information supplements information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.
Laurie Mundt (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024.
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.39%A,B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%B
Total annual operating expenses	0.39%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.05% was previously charged under the services agreements.
B Adjusted to reflect current fees.

1 year	$40
3 years	$125
5 years	$219
10 years	$493

BAL-K-SUSTK-0724-106 1.9880425.106	July 26, 2024